SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2007

                           EPIC ENERGY RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

       Colorado                     0-31357                 94-3363969
   -----------------            --------------          --------------------
(State of incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification No.)

                           10655 Six Pines, Suite 210
                           The Woodlands, Texas 77380
           ------------------------------ ---------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (281)-419-3742

                                       N/A
                    ---------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry Into a Material Definitive Agreement

Pearl Investment Company
------------------------

     On December 5, 2007, the Company acquired Pearl Investment Company for 1,486,240 shares of its common stock and cash of $18,720,000. The 1,486,240 shares are restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission. Up to 3,313,760 additional shares may be issued in the future to key employees and officers of Pearl Investment Company subject to certain vesting requirements.

      Pearl Investment Company provides engineering, construction management, operations, maintenance, field, and technology consulting services to the oil, gas and energy industry. Pearl Investment Company currently employs over 200 professionals working from 6 offices and serving clients in the greater Rocky Mountain Region and the Middle East.

Sale of Common Stock, Notes and Warrants
----------------------------------------

     On December 5, 2007 the Company sold 4,397,000 shares of its common stock to a group of private investors for gross proceeds of $6,595,500, or $1.50 per share. The investors also received warrants which entitle the holders to purchase up to 4,397,000 shares of the Company's common stock. The warrants are exercisable at a price of $1.50 per share and expire on December 5, 2012.

     On December 5, 2007 the Company also sold notes in the principal amount of $20,250,000 to a second group of private investors. The notes bear interest annually at 10% per year. The notes are due and payable on December 5, 2012 and are secured by liens on all of the Company's assets. The purchasers of the notes also received warrants which entitle the holders to purchase up to 15,954,545 shares of the Company's common stock. The warrants are exercisable at a price of $1.65 per share and expire on December 5, 2012.

     Interest on the notes is payable quarterly with the first interest payment due on January 1, 2008. Beginning December 1, 2008 the Company is required to make quarterly payments of $1,265,625 toward the principal amount of the notes. If the Company fails to make any interest or principal payment when due, the notes will become immediately due and payable.

      At the Company's election, and under certain conditions, the Company may use shares of its common stock to make principal payments on the notes.

      The exercise price of the warrants, as well as any shares issuable upon the exercise of the warrants, will be proportionately adjusted in the event of any stock splits, recapitalizations or reorganization involving the Company's capital structure.

      If the Company sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable exercise price of the warrants, the warrant exercise price will be lowered to

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the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be.

      The Company has agreed to file a registration statement with the Securities and Exchange Commission in order that the shares of common stock sold to the private investors, issuable upon the redemption of the notes, or issuable upon the exercise of the warrants may be resold in the public market.

      The Company is required to file the registration statement no later than January 5, 2008, to cause the registration statement to become effective by April 4, 2008, and to keep the registration statement continuously effective until the shares covered by the registration statement have been sold or can be sold pursuant to Rule 144(k). If the Company fails to comply with these provisions, the Company will be required to pay damages to the holders of the notes.

     In the event that the consolidated cash and accounts receivable amounts reported on any Company balance sheet included in a Form 10-Q, Form 10-QSB, Form 10-K or Form 10-KSB is less than 90% of the Company's consolidated cash and accounts receivables on December 5, 2007 (the "Closing Current Assets Balance"), any note holder will have the right to require the Company to redeem a portion of the holder's note in cash, in an amount equal to such holder's pro-rata portion (based on the then outstanding principal amounts of all outstanding notes) of the difference between the Closing Current Asset Balance and the Company's consolidated cash and accounts receivable.

      The Company has determnined that the amount raised from the sale of its common stock, notes and warrants is sufficient for its anticipated working capital needs. Accordingly, at the present time the Company does not plan to raise any additional capital through the sale of its securities.

      See the exhibits attached to this report for the complete terms of the convertible notes and warrants.

Item 2.01   Completion of Acquisition or Disposition of Assets

     On December 5, 2007 the Company acquired all of the outstanding shares of Pearl Investment Company for 1,486,240 shares of its restricted common stock and cash of $18,720,000.

     At the time of the acquisition the assets of Pearl Investment Company consisted primarily of cash, accounts receivable, vehicles and computer software and office equipment.

Item 3.02   Unregistered Sales of Equity Securities

      See Item 1.01 of this report.

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Item 9.01   Financial Statements and Exhibits

Exhibits
--------

       Number     Description
       ------     -----------

        10.1      Agreement  relating to the  acquisition of Pearl  Investment
                  Company.

        10.2 Securities Purchase Agreement (together with schedule required by Instruction 2 to Item 601 of Regulation S-K) pertaining to the sale of common stock and warrants.

        10.3 Purchase Agreement (together with schedule required by Instruction 2 to Item 601 of Regulation S-K) pertaining to the sale of the notes and warrants


Financial Statements
--------------------

      The financial statements of Pearl Investment Company, together with the required pro-forma financial statements, will be filed by amendment.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 6, 2007                  EPIC ENERGY RESOURCES, INC.



                                          By: /s/ John Ippolito
                                              ------------------------------
                                              John Ippolito, President










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